SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) APRIL 22, 2005
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                             THOMAS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                    1-5426                                 61-0505332
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          (Commission File Number)             (IRS Employer Identification No.)

       4360 BROWNSBORO ROAD, SUITE 300
             LOUISVILLE, KENTUCKY                       40207
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  (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code 502/893-4600
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                                       N/A
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          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       On April 22, 2005, Thomas Industries Inc. issued a press release announcing first quarter results . A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number   Description
                  --------------   -----------

                      99.1         Earnings Press Release issued April 22, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THOMAS INDUSTRIES INC.
                                             (Registrant)

                                             By:  /s/ Phillip J. Stuecker
                                                  ------------------------------
                                             Phillip J. Stuecker, Vice President
                                             of Finance, Chief Financial
                                             Officer, and Secretary

Dated:  April 22, 2005